UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 1, 2010

                     TACTICAL DIVERSIFIED FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)


   New York                      000-50718              13-4224248
---------------              ----------------       --------------------
(State or other              (Commission File         (IRS Employer
jurisdiction of                   Number)           Identification No.)
incorporation)


                        c/o Ceres Managed Futures LLC
                           55 East 59th Street - 10th Floor
                               New York, NY 10022
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On January 1, 2010, the Fund issued 11,496.4707 units in exchange for $13,942,000 in a transaction that was not registered under the Securities Act. The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



TACTICAL DIVERSIFIED FUTURES FUND L.P.

By: Ceres Managed Futures LLC, General Partner



By /s/ Jerry Pascucci
       --------------
       Jerry Pascucci
       President and Director


By /s/ Jennifer Magro
       ------------------------
       Jennifer Magro
       Chief Financial Officer and Director


Date:  January 6, 2010

                          Ceres Managed Futures LLC
                        55 East 59th Street - 10th Floor
                            New York, New York 10022


January 6, 2010

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Tactical Diversified Futures Fund L.P.
         Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Tactical Diversified Futures Fund L.P. and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the "Commission"), we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission's staff have any questions or comments with respect to this filing, please contact the undersigned or Delores Jaramillo of this office at (212) 559-2011.

Very truly yours,

/s/ Brian Centner
    --------------
    Brian Centner